COLONIAL INTERMEDIATE HIGH INCOME FUND
                  One Financial Center, Boston, Massachusetts 02111
                                   (617) 426-3750


                      NOTICE OF ANNUAL MEETING OF SHAREHOLDERS
                                 TO BE HELD JUNE 28, 1996

Dear Shareholder:

         The Annual Meeting of Shareholders (Meeting) of Colonial Intermediate High Income Fund (Fund) will be held at the offices of Colonial Management Associates, Inc. (Adviser), One Financial Center, Boston, Massachusetts, on Friday, June 28, 1996, at 10:00 a.m. Eastern time, to:

1.      Elect four Trustees;
2.      Ratify or reject the selection of independent accountants; and
3. Transact such other business as may properly come before the Meeting or any adjournment thereof.

                                         By order of the Trustees,

                                         Arthur O. Stern, Secretary
May 17, 1996


NOTICE: YOUR VOTE IS IMPORTANT, REGARDLESS OF THE NUMBER OF SHARES YOU OWN. IF A QUORUM IS NOT PRESENT AT THE MEETING, ADDITIONAL EXPENSES WILL BE INCURRED TO SOLICIT ADDITIONAL PROXIES. TO AVOID THESE COSTS TO YOUR FUND, PLEASE VOTE, SIGN AND RETURN YOUR PROXY IN THE ENCLOSED POSTAGE-PAID ENVELOPE IMMEDIATELY.



IH-85/154C-0596

                                   PROXY STATEMENT
                                 General Information


                                    May 17, 1996

      The enclosed proxy, which was first mailed on May 17, 1996, is solicited by the Trustees for use at the Meeting. All properly executed proxies received in time for the Meeting will be voted as specified in the proxy or, if no specification is made, in favor of each proposal referred to in the Proxy Statement. The proxy may be revoked prior to its exercise by a later dated proxy, by written revocation received by the Secretary or by voting in person. Solicitation may be made by mail, telephone, telegraph, telecopy and personal interviews. Authorization to execute proxies may be obtained by telephonically or electronically transmitted instructions. The cost of solicitation will be paid by the Fund.

      Holders of a majority of the shares outstanding and entitled to vote constitute a quorum and must be present in person or represented by proxy for business to be transacted at the Meeting. On May 8, 1996, the Fund had outstanding 14,354,228.823 shares of beneficial interest. Shareholders of record at the close of business on May 8, 1996 will have one vote for each share held. As of May 8, 1996, The Depository Trust Company (Cede & Co.), 7 Hanover Square, New York, New York 10004, owned of record 84.69% of the Fund's outstanding shares.

      Votes cast by proxy or in person will be counted by persons appointed by the Fund to act as election tellers for the Meeting. The tellers will count the total number of votes cast "for" approval of the proposals for purposes of determining whether sufficient affirmative votes have been cast. Where a shareholder withholds authority or abstains, or the proxy reflects a "broker non-vote" (i.e., shares held by brokers or nominees as to which (i) instructions have not been received from the beneficial owners or persons entitled to vote and (ii) the broker or nominee does not have discretionary voting power on a particular matter), the shares will be counted as present and entitled to vote for purposes of determining the presence of a quorum. With respect to the election of Trustees and ratification of independent accountants, withheld authority, abstentions and broker non-votes have no effect on the outcome of the voting.

      Further information concerning the Fund is contained in its most recent Annual Report to shareholders, which is obtainable free of charge by writing the Adviser at One Financial Center, Boston, MA 02111 or by calling 1-800-248-2828.

1.    Election of Four Trustees.

      Ms. Collins and Messrs. Bleasdale, Ireland and Neuhauser (who have each agreed to serve) are proposed for election as Trustees of the Fund, each to serve for three years or until a successor is elected. The Board of Trustees currently consists of Ms. Collins and Messrs. Birnbaum, Bleasdale, Grinnell, Ireland, Lowry, Mayer, Moody, Neuhauser, Shinn, Sullivan and Weeks. The Board of Trustees is divided into the following three classes, each with a three year term expiring in the years indicated (assuming the persons listed above are elected at the Meeting):

1997                  1998                1999
----                  ----                ----

Mr. Moody             Mr. Birnbaum        Mr. Bleasdale
Mr. Shinn             Mr. Grinnell        Ms. Collins
Mr. Weeks             Mr. Lowry           Mr. Ireland
                      Mr. Mayer           Mr. Neuhauser
                      Mr. Sullivan

      The following table sets forth certain information about the Trustees:

                                                                      Shares
                                                                    Beneficially
                                                                     Owned and
                                                                     Percent
                                                                    of Fund at
Name      Trustee                                                     May 8,
Age       Since       Principal Occupation(1) and Directorships      1996 (2)



Robert J. Birnbaum    Retired (formerly Special Counsel,  Dechert Price   ----
(68)      1995        &  Rhoads).   Director   or   Trustee:   Colonial
                      Funds,  Liberty  All-Star  Equity  Fund,  Liberty
                      All-Star Growth Fund, Inc.  (formerly The Charles
                      Allmon  Trust,  Inc.)  and The  Emerging  Germany
                      Fund.

Tom Bleasdale         Retired  (formerly  Chairman  of  the  Board  and   ----
(65)      1988        Chief  Executive  Officer,  Shore  Bank  &  Trust
                      Company).  Director or Trustee:  Colonial  Funds,
                      Stok, Inc. and The Empire Company.

Lora S. Collins       Attorney,  Kramer, Levin, Naftalis, Nessen, Kamin   ----
(60)      1988        & Frankel (law).  Trustee:  Colonial Funds.


James E. Grinnell     Private Investor.  Director or Trustee:  Colonial   ----
(66)       1995       Funds,  Liberty  All-Star Equity Fund and Liberty
                      All-Star Growth Fund, Inc.  (formerly The Charles
                      Allmon Trust, Inc.).

William D.Ireland,Jr. Retired (formerly  Chairman of the Board, Bank of   ----
(72)      1992        New   England--Worcester).    Trustee:   Colonial
                      Funds.


Richard W. Lowry      Private Investor.  Director or Trustee:  Colonial   ----
(60)       1995       Funds,  Liberty  All-Star Equity Fund and Liberty
                      All-Star Growth Fund, Inc.  (formerly The Charles
                      Allmon Trust, Inc.).


                                                                      Shares
                                                                   Beneficially
                                                                    Owned and
                                                                      Percent
                                                                    of Fund at
Name      Trustee                                                      May 8,
(Age)      Since     Principal Occupation(1) and Directorships        1996 (2)



William E. Mayer*    Dean of the College of Business  and  Management,    ----
(56)       1994      University  of  Maryland  (formerly  Dean  of the
                     Simon Graduate School of Business,  University of
                     Rochester).   Director   or   Trustee:   Colonial
                     Funds,  Hambrecht & Quist  Incorporated and Chart
                     House Enterprises.

James L. Moody, Jr.  Chairman of the Board,  Hannaford Bros. Co. (food    ----
(64)       1988      distributor)  (formerly Chief Executive  Officer,
                     Hannaford  Bros.   Co.).   Director  or  Trustee:
                     Colonial  Funds,  Penobscot  Shoe  Co.,  Staples,
                     Inc., UNUM  Corporation  and IDEXX  Laboratories,
                     Inc.

John J. Neuhauser    Dean  of  the   School  of   Management,   Boston    ----
(53)       1992      College.  Director or Trustee: Colonial Funds and
                     Hyde Athletic Industries, Inc.

George L. Shinn      Financial  Consultant  (formerly Chairman,  Chief    ----
(73)       1992      Executive  Officer  and  Consultant,   The  First
                     Boston   Corporation).   Director   or   Trustee:
                     Colonial  Funds,  The New York Times  Company and
                     Phelps Dodge Corporation.

Robert L. Sullivan   Self-employed Management Consultant.  Trustee:       ----
(68)       1989      Colonial Funds.


Sinclair Weeks, Jr.  Chairman   of   the   Board,    Reed   &   Barton    ----
(72)       1992      Corporation.   Director  or   Trustee:   Colonial
                     Funds.

* Mr. Mayer is an "interested person," as defined in the Investment Company Act of 1940 (1940 Act), because of his affiliation with Hambrecht & Quist Incorporated (a registered broker-dealer).
(1) Except as otherwise noted, each individual has held the office indicated or other offices in the same company for the last five years.
(2) On May 8, 1996, the Trustees and officers of the Fund as a group beneficially owned less than 1% of the then outstanding shares of the Fund.

         In this Proxy Statement, the "Colonial Funds" means Colonial Trust I, Colonial Trust II, Colonial Trust III, Colonial Trust IV, Colonial Trust V, Colonial Trust VI, Colonial Trust VII, LFC Utilities Trust, Colonial High Income Municipal Trust, Colonial InterMarket Income Trust I, Colonial Intermediate High Income Fund, Colonial Investment Grade Municipal Trust and Colonial Municipal Income Trust.


         The following table sets forth certain information about the executive officers of the Fund:

                  Executive
Name               Officer
(Age)              Since             Office with Fund; Principal Occupation (3)

Harold W. Cogger                     President of the Fund (formerly Vice
(60)               1993              President);  Chairman of the Board,
                                     President, Chief Executive Officer and
                                     Director of the Adviser and The Colonial
                                     Group, Inc. (TCG) (formerly Executive Vice
                                     President of the Adviser);  Executive Vice
                                     President and Director of Liberty Financial
                                     Companies, Inc. (Liberty Financial);
                                     President of the Colonial Funds (formerly
                                     Vice President); Director or Trustee of
                                     Liberty All-Star Equity Fund and Liberty
                                     All-Star Growth Fund, Inc. (formerly The
                                     Charles Allmon Trust, Inc.).

Davey S. Scoon                       Vice President of the Fund (formerly
(49)               1993              Treasurer); Executive Vice President and
                                     Director  of the Adviser  (formerly  Senior
                                     Vice  President and  Treasurer);  Executive
                                     Vice President and Chief Operating Officer of TCG (formerly Vice President - Finance and Administration and Treasurer); Vice
                                     President of the Colonial  Funds  (formerly
                                     Treasurer).

Carl C. Ericson                      Vice President of the Fund; Senior Vice
(52)               1989              President and Director of the Adviser
                                     (formerly Vice President); Manager of the
                                     Taxable Fixed Income Group.

Andrea S. Feingold                   Vice President of the Fund (formerly
(32)               1993              Assistant Treasurer); Vice President of the
                                     Adviser  and  head of the  Corporate  Group
                                     (formerly   Assistant  Vice  President  and
                                     Analyst   of   the    Adviser);    formerly
                                     Investment Analyst, Sun Financial Group.


                     Executive
Name                  Officer
(Age)                 Since          Office with Fund; Principal Occupation (3)

Richard A. Silver                    Treasurer and Chief Financial Officer of
(49)                 1993            the Fund (formerly Controller); Senior Vice
                                     President,  Director,  Treasurer  and Chief
                                     Financial  Officer of the Adviser (formerly
                                     Assistant  Treasurer);  Treasurer and Chief
                                     Financial    Officer   of   TCG   (formerly
                                     Assistant  Treasurer);  Treasurer and Chief
                                     Financial  Officer  of the  Colonial  Funds
                                     (formerly Controller).

Peter L. Lydecker                    Controller of the Fund (formerly Assistant
(42)                 1993            Controller):  Vice President of the Adviser
                                     (formerly Assistant Vice President);
                                     Controller of the Colonial Funds (formerly
                                     Assistant Controller).

(3) Except as otherwise noted, each individual has held the office indicated or other offices in the same company for the last five years.

                   Trustees' Compensation, Meetings and Committees

      The Board of Trustees received the following compensation from the Fund for the fiscal year ended October 31, 1995, and from the Colonial Funds complex for the calendar year ended December 31, 1995, for serving as Trustees:

                                                     Total Compensation
                           Aggregate                 From Fund And Fund
                           Compensation From         Complex Paid To The
                           Fund For The              Trustees For The
                           Fiscal Year Ended         Calendar Year Ended
Trustee                    October 31, 1995          December 31, 1995(4)
-------                    ----------------          --------------------

Robert J. Birnbaum(5)           $ 856                      $71,250
Tom Bleasdale                   1,334(6)                    98,000(7)
Lora S. Collins                 1,323                       91,000
James E. Grinnell(5)              854                       71,250
William D. Ireland, Jr.         1,469                      113,000
Richard W. Lowry(5)               856                       71,250
William E. Mayer                1,240                       91,000
James L. Moody, Jr.             1,446(8)                    94,500(9)

                                                     Total Compensation
                           Aggregate                 From Fund And Fund
                           Compensation From         Complex Paid To The
                           Fund For The              Trustees For The
                           Fiscal Year Ended         Calendar Year Ended
Trustee                    October 31, 1995          December 31, 1995(4)
-------                    ----------------          --------------------

John J. Neuhauser              $1,238                     $ 91,000
George L. Shinn                 1,382                      102,500
Robert L. Sullivan              1,372                      101,000
Sinclair Weeks, Jr.             1,522                      112,000

(4) At December 31, 1995, the Colonial Funds complex consisted of 33 open-end and 5 closed-end management investment portfolios.
(5)  Elected as a Trustee of the Colonial Funds complex on April 21, 1995.
(6)  Includes $659 payable in later years as deferred compensation.
(7)  Includes $49,000 payable in later years as deferred compensation.
(8) Total compensation of $1,446 for the fiscal year ended October 31, 1995, will be payable in later years as deferred compensation.
(9)  Total compensation of $94,500 for the calendar year ended December
     31, 1995, will be payable in later years as deferred compensation.

     The following table sets forth the amount of compensation paid to Messrs. Birnbaum, Grinnell and Lowry in their capacities as Trustees or Directors of the Liberty All-Star Equity Fund and Liberty All-Star Growth Fund, Inc. (formerly The Charles Allmon Trust, Inc.) (together, Liberty Funds I) for service during the calendar year ended December 31, 1995, and of Liberty Financial Trust (now known as Colonial Trust VII) and LFC Utilities Trust (together, Liberty Funds
II) for the period January 1, 1995 through March 26, 1995(10):

                          Total Compensation From      Total Compensation
                          Liberty Funds II For The     From Liberty Funds I For
                          Period January 1, 1995       The Calendar Year Ended
Trustee                   Through March 26, 1995       December 31, 1995(11)
-------                   ---------------------        ---------------------



Robert J. Birnbaum                   $2,900                    $16,675
James E. Grinnell                     2,900                     22,900
Richard W. Lowry                      2,900                     26,250(12)

(10) On March 27, 1995, four of the portfolios in the Liberty Financial Trust (now known as Colonial Trust VII) were merged into existing Colonial Funds and a fifth was reorganized as a new portfolio of Colonial Trust
        III. Prior to their election as Trustees of the Colonial Funds, Messrs. Birnbaum, Grinnell and Lowry served as Trustees of Liberty Funds II; they continue to serve as Trustees or Directors of Liberty Funds I.
(11) At December 31, 1995, the Liberty Funds I were advised by Liberty Asset Management Company (LAMCO). LAMCO is an indirect wholly-owned subsidiary of Liberty Financial (an intermediate parent of the Adviser).
(12) Includes $3,500 paid to Mr. Lowry for service as Trustee of Liberty Newport World Portfolio (formerly Liberty All-Star World Portfolio) (Liberty Newport) during the calendar year ended December 31, 1995. At December 31, 1995, Liberty Newport was managed by Newport Pacific Management, Inc. and Stein Roe & Farnham Incorporated, each an affiliate of the Adviser.

      During the Fund's fiscal year ended October 31, 1995, the Board of Trustees held seven meetings.

      The  Audit  Committee  of  the  Colonial  Funds,   consisting  of  Messrs.
Bleasdale, Ireland, Moody, Shinn, Sullivan and Weeks, met twice during the Fund's fiscal year ended October 31, 1995. The Committee recommends to the Trustees the independent accountants to serve as auditors, reviews with the independent accountants the results of the auditing engagement and internal accounting procedures and controls, and considers the independence of the independent accountants, the range of their audit services and their fees.

      The Compensation Committee of the Colonial Funds, consisting of Ms. Collins and Messrs. Neuhauser, Sullivan and Weeks, met once during the Fund's fiscal year ended October 31, 1995. The Committee reviews compensation of the Board of Trustees.

      The Nominating Committee of the Colonial Funds, consisting of Messrs. Bleasdale, Ireland, Moody and Weeks, did not meet during the Fund's fiscal year ended October 31, 1995. The Committee in its sole discretion recommends to the Trustees nominees for Trustee and for appointments to various committees. The Committee will consider candidates for Trustee recommended by shareholders. Written recommendations with supporting information should be directed to the Committee in care of the Fund.

      During the Fund's fiscal year ended October 31, 1995, each of the current Trustees attended more than 75% of the meetings of the Board of Trustees and the committees of which such Trustee is a member, except that Messrs. Birnbaum, Grinnell and Lowry attended more than 75% of the meetings of the Board of Trustees and committees since they were elected as Trustees on April 21, 1995.

      If any of the nominees listed above become unavailable for election, the enclosed proxy may be voted for a substitute candidate in the discretion of the proxy holder(s).

                                    Required Vote

      A plurality of the votes cast at the Meeting, if a quorum is represented, is required for the election of each Trustee.

                             Description of the Adviser

         The Adviser is a wholly-owned subsidiary of TCG, which in turn is a wholly-owned subsidiary of Liberty Financial. Liberty Financial is an indirect subsidiary of Liberty Mutual Insurance Company (Liberty Mutual). Liberty Financial is a diversified and integrated asset management organization which provides insurance and investment products to individuals and institutions. Its principal executive offices are located at 600 Atlantic Avenue, 24th Floor, Boston, Massachusetts 02210. Liberty Mutual is an underwriter of workers' compensation insurance and a Massachusetts-chartered mutual property and casualty insurance company. The principal business activities of Liberty Mutual's subsidiaries other than Liberty Financial are property-casualty insurance, insurance services and life insurance (including group life and health insurance products) marketed through its own sales force. Liberty Mutual's principal executive offices are located at 175 Berkeley Street, Boston, Massachusetts 02117. Liberty Mutual is deemed to be the controlling entity of the Adviser and its affiliates.

2.     Ratification of Independent Accountants.

      Price Waterhouse LLP was selected as independent accountants for the Fund for the Fund's fiscal year ending October 31, 1996, by unanimous vote of the Board of Trustees, subject to ratification or rejection by the shareholders. Neither Price Waterhouse LLP nor any of its partners has any direct or material indirect financial interest in the Fund. A representative of Price Waterhouse LLP will be available at the Meeting, if requested by a shareholder in writing at least five days before the Meeting, to respond to appropriate questions and make a statement (if the representative desires).

                                    Required Vote

      Ratification requires the affirmative vote of a majority of the shares of the Fund voted at the Meeting.

3.    Other Matters and Discretion of Attorneys Named in the Proxy.

      As of the date of this Proxy Statement, only the business mentioned in Items 1 and 2 of the Notice of the Meeting is contemplated to be presented. If any procedural or other matters properly come before the Meeting, the enclosed proxy shall be voted in accordance with the best judgment of the proxy holder(s).

      If a quorum of shareholders (a majority of the shares entitled to vote at the Meeting) is not represented at the Meeting or at any adjournment thereof, or, even though a quorum is so represented, if sufficient votes in favor of the Items set forth in the Notice of the Meeting are not received by June 28, 1996, the persons named as proxies may propose one or more adjournments of the Meeting for a period or periods of not more than ninety days in the aggregate and further solicitation of proxies may be made. Any such adjournment may be effected by a majority of the votes properly cast in person or by proxy on the question at the session of the Meeting to be adjourned. The persons named as proxies will vote in favor of such adjournment those proxies which they are entitled to vote in favor of the Items set forth in the Notice of the Meeting. They will vote against any such adjournment those proxies required to be voted against any of such Items.

      Compliance with Section 16(a) of the Securities Exchange Act of 1934

      Section  16(a) of the  Securities  Exchange Act of 1934,  as amended,  and
Section 30(f) of the 1940 Act, as amended, require the Fund's Board of Trustees and executive officers, persons who own more than ten percent of the Fund's equity securities, the Fund's investment adviser and affiliated persons of the Fund's investment adviser, to file with the Securities and Exchange Commission initial reports of ownership and reports of changes in ownership of the Fund's shares and to furnish the Fund with copies of all Section 16(a) forms they file. Based solely upon a review of copies of such filings that were so furnished to the Fund, the Fund believes that Liberty Mutual and its affiliates which include Liberty Financial, the Adviser and TCG, filed a late Form 3 (Initial Statement of Beneficial Ownership), on which they reported that the Adviser held 23,908.400 shares of the Fund as of March 24, 1995. Liberty Mutual and its affiliates also filed a late Form 5 (Annual Statement of Changes in Beneficial Ownership), on which they reported that the Adviser beneficially owned 25,415.695 shares of the Fund.

                      Date for Receipt of Shareholder Proposals

      Proposals of shareholders which are intended to be considered for inclusion in the Fund's proxy statement relating to the 1997 Annual Meeting of Shareholders of the Fund must be received by the Fund at One Financial Center, Boston, Massachusetts 02111 on or before November 20, 1996.

      Shareholders are urged to vote, sign and mail their proxies immediately.



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               COLONIAL INTERMEDIATE HIGH INCOME FUND
          This Proxy is Solicited on Behalf of the Trustees.

PROXY

The undersigned shareholder hereby appoints Harold W. Cogger, Nancy L. Conlin, Michael H. Koonce and Arthur O. Stern, and each of them, proxies of the undersigned, with power of substitution, to vote at the Annual Meeting of Shareholders of Colonial Intermediate High Income Fund, to be held at Boston, Massachusetts, on Friday, June 28, 1996 and at any adjournments, as follows on the reverse side.

       CONTINUED AND TO BE SIGNED ON REVERSE SIDE [See Reverse Side]

This proxy when properly executed will be voted in the manner directed below and, absent direction, will be voted for Items 1 and 2 listed below.

1.  ELECTION OF FOUR TRUSTEES (Item 1 of the Notice).

Nominees:  Tom Bleasdale, Lora S. Collins, William D. Ireland, Jr.,
            John J. Neuhauser

________  FOR the nominees listed (except as marked to the contrary below)

________  WITHHOLD AUTHORITY to vote for the nominees listed


----------------------------------------------------------------------------
INSTRUCTION: To withhold authority to vote for any individual nominee write that nominee's name on the line.


2. PROPOSAL TO RATIFY THE SELECTION OF INDEPENDENT ACCOUNTANTS.
   (Item 2 of the Notice)

           ____ FOR      ____ AGAINST       ____ ABSTAIN

3. IN THEIR DISCRETION, UPON SUCH OTHER MATTERS AS MAY PROPERLY
   COME BEFORE THE MEETING.


__________MARK HERE FOR ADDRESS CHANGE AND NOTE AT LEFT

                            Please sign exactly as name appears hereon.
                            When signing as attorney, executor, administrator, trustee or guardian, please give full title as such. If a corporation, please sign in full corporate name by President or other authorized officer. If a partnership, please sign in partnership name by authorized person.


Signature___________________Date__________________

Signature___________________Date__________________




PLEASE MARK, SIGN, DATE AND RETURN THIS PROXY
PROMPTLY USING THE ENCLOSED ENVELOPE.